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                                                                   Exhibit 10.1B


[LETTERHEAD OF INFOCROSSING]


                                                                January 11, 2002


Mr. Arthur Kurek
Alicomp
2 Christie Heights Street
Leonia, NJ 07605

        Re: Master Service Agreement between Infocrossing, Inc. and Alicomp, a division of Alicare, Inc., on the one hand and ADT Security Services, on the other hand, dated as of May 14, 2001 (the "MSA")
                --------------------------------------------------------------

Dear Art:

        As we had discussed, the regular monthly commission payable to Alicomp by Infocrossing with respect to the MSA as supplemented by all Change Request Forms through Change Request Form #11 is $* effective January 1, 2002. Such amount was determined by increasing the monthly commission of $* payable before January 1, 2002 by $*. In addition, Alicomp shall receive a one-time payment of $* and four payments of $* in connection with the resources upgrade and the EWalker Billing Project. The $* payment will be due from Infocrossing's collection of a one-time invoice to ADT for $*. The $* payments will be due from monthly invoices to ADT for $* beginning in December 2001. A commission will be payable to Alicomp only after Infocrossing has received payment of the related invoice from ADT.

        Please indicate your agreement to the foregoing by signing the duplicate original of this letter agreement and returning it to me.


                                                Sincerely,

                                                /s/ NICHOLAS J. LETIZIA
                                                --------------------------
                                                Nicholas J. Letizia
                                                Sr. Vice President


Agreed as of January 10, 2002
Alicomp, a division of Alicare, Inc.


By: /s/ Arthur Kurek
   ---------------------------------
   Arthur Kurek
   President


* Confidential portion has been omitted and filed separately with the Commission.